American Century Investments®
Quarterly Portfolio Holdings
Real Estate Fund
July 31, 2025

Real Estate Fund - Schedule of Investments
JULY 31, 2025 (UNAUDITED)

	Shares	Value ($)
COMMON STOCKS — 99.7%
Data Centers — 11.3%
Digital Realty Trust, Inc.	157,724	27,828,823
Equinix, Inc.	42,449	33,329,681
		61,158,504
Diversified — 1.6%
WP Carey, Inc.	132,095	8,475,215
Gaming REITs — 4.3%
VICI Properties, Inc.	714,336	23,287,354
Health Care — 17.0%
American Healthcare REIT, Inc.	320,898	12,399,499
CareTrust REIT, Inc.	249,656	7,939,061
Ventas, Inc.	276,519	18,576,546
Welltower, Inc.	323,866	53,460,561
		92,375,667
Industrial — 11.2%
EastGroup Properties, Inc.	74,219	12,115,510
Prologis, Inc.	398,890	42,593,474
STAG Industrial, Inc.	168,005	5,767,612
		60,476,596
Lodging/Resorts — 1.9%
Hilton Worldwide Holdings, Inc.	11,458	3,071,660
Host Hotels & Resorts, Inc.	452,926	7,119,997
		10,191,657
Office — 3.1%
Cousins Properties, Inc.	170,151	4,611,092
Kilroy Realty Corp.	122,930	4,531,200
SL Green Realty Corp.	42,817	2,451,273
Vornado Realty Trust	141,308	5,429,054
		17,022,619
Residential — 12.0%
American Homes 4 Rent, Class A	215,587	7,478,713
AvalonBay Communities, Inc.	73,774	13,742,621
Camden Property Trust	79,059	8,633,243
Essex Property Trust, Inc.	46,535	12,107,476
GO Residential Real Estate Investment Trust(1)	271,372	3,663,522
Invitation Homes, Inc.	378,061	11,587,570
UDR, Inc.	200,331	7,871,005
		65,084,150
Retail — 12.2%
Brixmor Property Group, Inc.	374,887	9,795,797
Essential Properties Realty Trust, Inc.	289,026	8,812,403
Kite Realty Group Trust	397,849	8,744,721
Macerich Co.	445,665	7,447,062
Regency Centers Corp.	60,744	4,337,121
Simon Property Group, Inc.	114,554	18,762,800
Urban Edge Properties	415,661	8,196,835
		66,096,739
Self Storage — 6.2%
CubeSmart	226,851	8,826,772
Extra Space Storage, Inc.	111,448	14,974,153

Public Storage	25,268	6,871,380
Smartstop Self Storage REIT, Inc.	91,944	3,115,063
		33,787,368
Specialty — 6.1%
CBRE Group, Inc., Class A(1)	57,538	8,960,968
Iron Mountain, Inc.	203,171	19,780,728
Millrose Properties, Inc.	135,334	4,058,667
		32,800,363
Telecommunications — 12.0%
American Tower Corp.	231,951	48,336,269
Crown Castle, Inc.	159,516	16,763,536
		65,099,805
Timberland REITs — 0.8%
PotlatchDeltic Corp.	105,364	4,308,334
TOTAL COMMON STOCKS (Cost $429,512,979)		540,164,371
SHORT-TERM INVESTMENTS — 0.7%
Repurchase Agreements — 0.7%
BMO Capital Markets Corp., (collateralized by various U.S. Treasury obligations, 4.00%, 11/15/52, valued at $370,611), in a joint trading account at 4.32%, dated 7/31/25, due 8/1/25 (Delivery value $363,802)		363,758
Fixed Income Clearing Corp., (collateralized by various U.S. Treasury obligations, 1.25%, 4/15/28, valued at $3,276,247), at 4.35%, dated 7/31/25, due 8/1/25 (Delivery value $3,212,388)		3,212,000
TOTAL SHORT-TERM INVESTMENTS (Cost $3,575,758)		3,575,758
TOTAL INVESTMENT SECURITIES — 100.4% (Cost $433,088,737)		543,740,129
OTHER ASSETS AND LIABILITIES — (0.4)%		(2,130,104)
TOTAL NET ASSETS — 100.0%		$541,610,025

NOTES TO SCHEDULE OF INVESTMENTS
(1)Non-income producing.

SUPPLEMENTARY NOTES TO SCHEDULE OF INVESTMENTS

1. Investment Valuations

The fund determines the fair value of its investments and computes its net asset value (NAV) per share at the close of regular trading (usually 4 p.m. Eastern time) on the New York Stock Exchange (NYSE) on each day the NYSE is open. The value of investments of the fund is determined by American Century Investment Management, Inc. (ACIM) (the investment advisor), as the valuation designee, pursuant to its valuation policies and procedures. The Board of Directors oversees the valuation designee and reviews its valuation policies and procedures at least annually.

Equity securities that are listed or traded on a domestic securities exchange are valued at the last reported sales price or at the official closing price as provided by the exchange. Equity securities traded on foreign securities exchanges are generally valued at the closing price of such securities on the exchange where primarily traded or at the close of the NYSE, if that is earlier. If no last sales price is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices may be used. Securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official closing price.

Open-end management investment companies are valued at the reported NAV per share. Repurchase agreements are valued at cost, which approximates fair value.

If the valuation designee determines that the market price for a portfolio security is not readily available or is believed by the valuation designee to be unreliable, such security is valued at fair value as determined in good faith by the valuation designee, in accordance with its policies and procedures. Circumstances that may cause a fund to determine that market quotations are not available or reliable include, but are not limited to: when there is a significant event subsequent to the market quotation; trading in a security has been halted during the trading day; or trading in a security is insufficient or did not take place due to a closure or holiday.

The valuation designee monitors for significant events occurring after the close of an investment’s primary exchange but before the NAV per share is determined. Significant events may include, but are not limited to: corporate announcements and transactions; regulatory news, governmental action and political unrest that could impact a specific investment or an investment sector; or armed conflicts, natural disasters and similar events that could affect investments in a specific country or region. The valuation designee also monitors for significant fluctuations between domestic and foreign markets, as evidenced by the U.S. market or such other indicators that it deems appropriate. The valuation designee may apply a model-derived factor to the closing price of equity securities traded on foreign securities exchanges. The factor is based on observable market data as provided by an independent pricing service.

2. Fair Value Measurements

The fund's investments valuation process is based on several considerations and may use multiple inputs to determine the fair value of the investments held by the fund. In conformity with accounting principles generally accepted in the United States of America, the inputs used to determine a valuation are classified into three broad levels.

•Level 1 valuation inputs consist of unadjusted quoted prices in an active market for identical investments.

•Level 2 valuation inputs consist of direct or indirect observable market data (including quoted prices for comparable investments, evaluations of subsequent market events, interest rates, prepayment speeds, credit risk, etc.). These inputs also consist of quoted prices for identical investments initially expressed in local currencies that are adjusted through translation into U.S. dollars.

•Level 3 valuation inputs consist of unobservable data (including a fund’s own assumptions).

The level classification is based on the lowest level input that is significant to the fair valuation measurement. The valuation inputs are not necessarily an indication of the risks associated with investing in these securities or other financial instruments.

The following is a summary of the level classifications as of period end. The Schedule of Investments provides additional information on the fund's portfolio holdings.

	Level 1	Level 2	Level 3
Assets
Investment Securities
Common Stocks	$536,500,849	$3,663,522	—
Short-Term Investments	—	3,575,758	—
	$536,500,849	$7,239,280	—

This schedule of investments provides information about the fund’s portfolio holdings as of the date on the schedule. It is unaudited, and American Century Investments assumes no obligation to update or supplement the schedule to reflect subsequent changes. More information is available in the fund’s most recent annual or semiannual financial statements.